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                                                                    EXHIBIT 10.2

         WAIVER AND SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN
         --------------------------------------------------------------
                     AGREEMENT AND RELATED PROMISSORY NOTES
                     --------------------------------------

     THIS WAIVER AND SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT AND RELATED PROMISSORY NOTES (this "Amendment") is executed as of
                                              ---------
February 13, 2002, by and between AMX CORPORATION, a Texas corporation, formerly known as PANJA INC. ("Borrower") and BANK ONE, NA, successor by merger to BANK
                      --------
ONE, TEXAS, N.A., a national banking association ("Lender").
                                                   ------

                              W I T N E S S E T H:

     WHEREAS, Borrower and Lender entered into that certain Fourth Amended and Restated Loan Agreement, dated September 1, 2000, pursuant to which Lender agreed to make available to Borrower the Borrowing Base Line of Credit (as therein defined) and the Advance/Term Facility (as therein defined)(as heretofore or hereafter amended, the "Loan Agreement")(each capitalized term
                                      --------------
used herein, but not otherwise defined shall have the same meaning given to it in the Loan Agreement); and

     WHEREAS, pursuant to the Loan Agreement, Borrower, Lender and Banc One International Corporation executed that certain Exim Agreement (as defined in the Loan Agreement) dated the date of the Loan Agreement, pursuant to which Lender agreed to make available to Borrower a working capital loan for export transactions in the amount of $4,000,000.00 (the "Exim Line of Credit") to be
                                                  -------------------
guaranteed by Exim Bank and included as a portion of the Borrowing Base Line of Credit; and

     WHEREAS, in connection with the Loan Agreement, Borrower executed that certain Renewal Promissory Note (the "Borrowing Base Note") dated the date of
                                      -------------------
the Loan Agreement in the stated principal amount of $10,000,000; and

     WHEREAS, in connection with the Exim Agreement, Borrower executed that certain Promissory Note (the "Exim Note") dated the date of the Exim Agreement
                              ---------
in the stated principal amount of $4,000,000; and

     WHEREAS, Borrower and Lender entered into that certain Amendment to Fourth Amended and Restated Loan Agreement (the "First Amendment") dated as of January
                                          ---------------
5, 2001, pursuant to which Lender agreed to make available to Borrower the 2001 Line of Credit (as therein defined); and

     WHEREAS, in connection with the First Amendment, Borrower executed that certain Promissory Note (the "Term Note") dated the date of the First Amendment
                              ---------
in the stated principal amount of $2,000,000 (the Borrowing Base Note, the Exim Note and the Term Note shall be collectively referred to herein as the "Notes");
                                                                        -----
and

     WHEREAS, Borrower and Lender entered into that certain Second Amendment to Fourth Amended and Restated Loan Agreement (the "Second Amendment") dated as of
                                                 ----------------
March 31, 2001, pursuant to which Lender agreed to modify certain covenants contained in the Loan Agreement; and

     WHEREAS Borrower and Lender entered into that certain Third Amendment to Fourth Amended and Restated Loan Agreement (the "Third Amendment") dated as of
                                                 ---------------
September 14, 2001, pursuant to which Lender consented to an extension of the Maturity Dates of the Borrowing Base Note and the Exim Note to September 14, 2001; and

     WHEREAS Borrower and Lender entered into that certain Fourth Amendment to Fourth Amended and Restated Loan Agreement (the "Fourth Amendment") dated as of
                                                 ----------------
September 14, 2001, pursuant to which (i) the Borrowing Base was modified, and
(ii) certain financial covenants were modified; and

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     WHEREAS Borrower and Lender entered into that certain Fifth Amendment to
Fourth Amended and Restated Loan Agreement (the "Fifth Amendment") dated as of
                                                 ---------------
November 14, 2001, pursuant to which (i) the Borrowing Base was modified, and
(ii) certain financial covenants were modified; and

     WHEREAS, Borrower has requested that, among other things, Lender modify the Borrowing Base and waive Borrower's noncompliance with certain covenants contained in the Loan Agreement; and

     WHEREAS, subject to the terms and conditions herein contained, Lender is willing to agree to such requests.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

                              ARTICLE I: AMENDMENTS
                              ---------------------

     Section 1.1.  Modification of Borrowing Base. As of the date of this
                   ------------------------------
Amendment, the following definition in the Loan Agreement shall be amended as follows:

             The term "Borrowing Base Amount" shall mean an amount equal to the lesser of (a) an amount equal to the Domestic Borrowing Base plus the Credit Accommodation Amount or (b) an amount equal to $14,000,000.00 until December 30, 2001, and reducing to $12,500,000 thereafter (the "Borrowing
                                                                     ---------
     Base Line of Credit") less the Letter of Credit Liabilities.
     -------------------

     Section 1.2.  Waiver. Subject to the terms and conditions of this
                   ------
Amendment, Lender hereby waives compliance by Borrower with the terms of Sections 9(a) through 9 (c) of the Loan Agreement for the fiscal quarter ended
-------------         -----
on December 31, 2001.

                        ARTICLE II: CONDITIONS PRECEDENT
                        --------------------------------

     Section 2.1.  Closing. The closing (the "Closing") of the transactions
                   -------                    -------
contemplated by this Amendment shall occur on and as of the date that all conditions hereto contained in Section 2.2 of this Amendment have been satisfied
                               -----------
(the "Amendment Closing Date").
      ----------------------

     Section 2.2.  Conditions to the Closing. As conditions precedent to the
                   -------------------------
Closing, Borrower and Lender shall have executed and delivered this Amendment.

                           ARTICLE III: MISCELLANEOUS
                           --------------------------

     Section 3.1.  Continuing Effect. Except as modified and amended hereby, the
                   -----------------
Loan Agreement and other Loan Documents are and shall remain in full force and effect in accordance with their terms.

     Section 3.2.  Payment of Expenses. Borrower agrees to pay to Lender the
                   -------------------
reasonable attorneys' fees and expenses of Lender's counsel and other expenses incurred by Lender in connection with this Amendment.

     Section 3.3.  Binding Loan Agreement. This Amendment shall be binding upon,
                   ----------------------
and shall inure to the benefit of, the parties' respective representatives, successors and assigns.

     Section 3.4.  Ratification. Except as otherwise expressly modified by this
                   ------------
Amendment, all terms and provisions of the Loan Agreement, the Amended Notes and the other Loan Documents, shall remain

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unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     Section 3.5.  No Defenses. Borrower by its execution of this Amendment,
                   -----------
hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loans, the modification of the Loans, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

     Section 3.6.  Further Assurances. The parties hereto shall execute such
                   ------------------
other documents as may be necessary or as may be required, in the opinion of counsel to Lender, to effect the transactions contemplated hereby and to extend the liens and/or security interests of all other collateral instruments, as modified by this Amendment, including, without limitation, any modifications to, or re-filing of any financing statements previously held by Lender related to the Loans to reflect the change in Borrower's name. Borrower also agrees to provide to Lender such other documents and instruments as Lender reasonably may request in connection with the modification of the Loans effected hereby.

     Section 3.7.  Usury Savings Clause. Notwithstanding anything to the
                   --------------------
contrary in this Amendment, the Amended Notes or any other Loan Document, or in any other agreement entered into in connection with the Amended Notes or securing the indebtedness evidenced by the Amended Notes, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Amended Notes or otherwise in connection with the Amended Notes shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Amended Notes is accelerated by reason of an election by the holder thereof resulting from a default thereunder or under any other document executed as security therefore or in connection therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of any of the Amended Notes shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Amended Notes or on account of any other principal indebtedness of the maker to the holders of such Amended Notes, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holder of the Amended Notes for the use, forbearance or detention of the indebtedness of the maker to the holder of such Amended Notes shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.


             The terms "maximum amount" or "maximum rate" as used in this Amendment or the Amended Notes, or in any other agreement entered into in connection with the Amended Notes or securing the indebtedness evidenced by the Amended Notes, whether now existing or hereafter arising and whether written or oral, include, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Loans from being governed by, or construed in accordance with, any other state or federal law, including but not limited to, Public Law 96-221.


     Section 3.8.  Non-Waiver of Events of Default. Except as specifically
                   -------------------------------
provided herein, neither this Amendment nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Lender of any of Borrower's obligations under the Loan

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Documents, or (c) a waiver by Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

     Section 3.9.  Enforceability. In the event the enforceability or validity
                   --------------
of any portion of this Amendment, the Loan Agreement, the Amended Notes, or any of the other Loan Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal or Texas law would uphold or would enforce such challenged or questioned provision.

     Section 3.10. Counterparts. This Amendment may be executed in several
                   ------------
counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

     Section 3.11. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                   -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

     Section 3.12. Entire Loan Agreement. This Amendment, together with the
                   ---------------------
other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. This Amendment and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT
     -------------------------------------------------------------------------
BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER THEREIN CONTAINED AND MAY NOT
-------------------------------------------------------------------------------
BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
------------------------------------------------------------------------
AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE
-----------------------------------------------------------------------------
PARTIES.
-------

     IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.


                                  LENDER:
                                  ------

                                  BANK ONE, NA, successor by merger to BANK ONE, TEXAS, N.A., a national banking association

                                  By: /s/ B. Stanton Luse Jr.
                                     -------------------------------------------
                                  Name:  B. Stanton Luse Jr.
                                       -----------------------------------------
                                  Title:  First Vice President
                                        ----------------------------------------



                                  BORROWER:
                                  --------

                                  AMX CORPORATION, a Texas corporation, formerly known as PANJA INC.

                                  By:  /s/ Jean M. Nelson
                                     -------------------------------------------
                                  Name:  Jean M. Nelson
                                       -----------------------------------------
                                  Title:  CFO
                                        ----------------------------------------

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